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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 1, 2006
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602
                           ---------------------------


            MINNESOTA                                     41-1595629
(State or other jurisdiction of                (IRS Employer Identification No.)
         incorporation)

                      3905 ANNAPOLIS LANE NORTH, SUITE 105
                          MINNEAPOLIS, MINNESOTA 55447
                    (Address of Principal Executive Offices)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On November 1, 2006, ATS Medical, Inc. (the "Company") issued a press release to report final third quarter financial results for the quarter ended September 30, 2006. The full text of the press release is furnished as Exhibit
99.1 hereto and is incorporated by reference. The information under Item 2.02 in this current report, including the exhibit thereto, is not deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On October 31, 2006, the Board of Directors of the Company appointed Michael Kramer, the Company's Senior Director of Finance, to serve as the Company's principal financial officer for the purposes of the Company's filings with the Securities and Exchange Commission. Mr. Kramer replaces Ms. Deborah K. Chapman, the Company's Controller, who had been serving in that roll and will continue to serve as the Company's Controller.

Mr. Kramer is 30 years old. Prior to his hiring by the Company in September 2006, Mr. Kramer was engaged by the Company as an independent financial consultant in connection with the acquisition of 3F Therapeutics, Inc. From February 2005 to May 2006, he was the Controller at CABG Medical, Inc. ("CABG"), a cardiovascular device manufacturer. At CABG, he was responsible for all aspects of the accounting and finance function including SEC reporting, investor relations and treasury. During 2004, Mr. Kramer served as a Manager in the corporate finance group at Ecolab Inc. where he was the chief technical resource on worldwide technical accounting issues and represented the corporate finance group on mergers and acquisition integration teams. Prior to being hired by Ecolab, he was a manager in the audit and assurance practice of Ernst & Young LLP. Mr. Kramer has a Bachelor of Accounting degree from the University of North Dakota and is a Certified Public Accountant.

Mr. Kramer does not have a direct or indirect material interest in any currently proposed transaction to which the Company is to be a party in which the amount involved exceeds $60,000, nor has Mr. Kramer had a direct or indirect material interest in any such transaction since the beginning of the Company's last fiscal year. Mr. Kramer has not entered into an employment agreement with the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       99.1 Press Release dated November 1, 2006, of ATS Medical, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATS MEDICAL, INC.




                                             By:      /s/ Michael R. Kramer
                                                      --------------------------
                                                      Michael R. Kramer
                                                      Senior Director of Finance



Date:  November 1, 2006



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                                  EXHIBIT INDEX


Exhibit No.                              Description
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   99.1           Press Release, dated November 1, 2006, of ATS Medical, Inc.